The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, exchanged, or transferred in any manner in the absence of such registration or an opinion of counsel reasonably acceptable to the Company that no such registration is required. The securities are subject to the terms of a certain Warrant Agreement, dated February 22, 2008, pursuant to which they were issued.

WARRANT CERTIFICATE

FREEDOM FINANCIAL GROUP, INC.

No. 001	700,000 Warrants
Date: February 22, 2008

This Warrant Certificate certifies that GOLDMAN, SACHS & CO. INC. or registered assigns, is the registered Holder of SEVEN HUNDRED THOUSAND (700,000) Warrants. Each Warrant entitles the owner thereof to purchase (subject to the limitations set forth in Section 2.3 of the Warrant Agreement) on or before the Expiration Date one (1) fully paid and nonassessable share of Common Stock of FREEDOM FINANCIAL GROUP, INC. (together with its successors and assigns, the “Company”), a Delaware corporation, at a Purchase Price of $0.35 per share upon (i) presentation and surrender of this Warrant Certificate with a form of election to purchase duly executed and (ii) unless the Holder elects to exercise this Warrant in a cashless exercise pursuant to Section 2.2 of the Warrant Agreement, delivery to the Company of the payment of the Purchase Price in the manner set forth in the Warrant Agreement. The number of shares of Common Stock that may be purchased upon exercise of each Warrant and the Purchase Price are the number and the Purchase Price as of the date hereof, and are subject to adjustment as referred to below.

The Warrants are issued pursuant to the Warrant Agreement, dated as of February 22, 2008 (as it may from time to time be amended or supplemented, the “Warrant Agreement”), between the Company and Purchaser (as defined therein), and are subject to all of the terms, provisions and conditions thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holders of the Warrant Certificate. Capitalized terms used, but not defined, herein have the respective meanings ascribed to them in the Warrant Agreement.

As provided in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. As further set forth in, and subject to, the Warrant Agreement, the expiration date of this Warrant Certificate is 5:00 p.m. Central Time on February 22, 2013.

This Warrant Certificate shall be exercisable, at the election of the Holder, either in its entirety or in part from time to time. If this Warrant Certificate shall be exercised in part, the Holder shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificate for the number of Warrants not exercised. This Warrant Certificate, with or without other Warrant Certificate, upon surrender in the manner set forth in the Warrant Agreement, may be exchanged for another Warrant Certificate or Warrant Certificate of like tenor evidencing Warrants entitling the Holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificate surrendered shall have entitled such Holder to purchase.

Except as expressly set forth in the Warrant Agreement, no Holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other Securities of the Company that may at any time be issued upon the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the Holder hereof, as such, any of the rights of a Holder of a share of Common Stock in the Company or any right to vote upon any matter submitted to holders of shares of Common Stock at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of Securities, change of par value, consolidation, merger, conveyance, or otherwise) or, except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

THIS WARRANT, CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

WITNESS the signature of a proper officer of the Company as of the date first above written.

FREEDOM FINANCIAL GROUP, INC.

By:	/s/ Jerry Fenstermaker
Name:	Jerry Fenstermaker
Title:	President

ATTEST:

/s/ Thomas M. Holgate
Secretary

[FORM OF ASSIGNMENT]

(To be executed by the registered Holder if

such Holder desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto

(Please print name, address and taxpayer identification number or social security number of transferee.)

the accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:

attorney, to transfer the accompanying Warrant Certificate on the books of the Company, with full power of substitution. The transferee’s tax identification or social security number is _______________.

Dated:      , _____.

[HOLDER]

By:
Name:
Title:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

[FORM OF ELECTION TO PURCHASE]

(To be executed by the registered Holder if

such Holder desires to exercise the Warrant Certificate)

To:      :

The undersigned hereby irrevocably elects to exercise _______ Warrants represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

______________________________________________________________________________
(Please print name and address.)

______________________________________________________________________________
(Please insert social security or other identifying number.)

The undersigned ________ hereby delivers the Purchase Price for such shares in accordance with Section 2.1 of the Warrant Agreement OR ________ hereby elects to exercise the cashless exercise option pursuant to Section 2.2 of the Warrant Agreement. The undersigned represents that it is acquiring the shares of Common Stock for its own account and not with a view to distribution, and it will not sell these shares unless they have been registered under the Securities Act of 1933 or an exemption from such registration requirement is available.

If such number of Warrants shall not be all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

______________________________________________________________________________
(Please print name and address.)

______________________________________________________________________________
(Please insert social security or other identifying number.)

Dated:   , ____.

[HOLDER]

By:
Name:
Title:

NOTICE

The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.